SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                        Date of Report December 17, 1997
                                       -----------------



                          ASPEN EXPLORATION CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         0-9494                      84-0811316
----------------                  -----------                -------------------
(State or other                   (Commission                (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 Incorporation)






                 2050 S. Oneida St., Suite 208, Denver, CO 80224
                 -----------------------------------------------




                   Registrant's telephone number 303-639-9860
                                                 ------------




                                       N/A
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant
----------------------------------------

     None.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     None.

Item 3. Bankruptcy or Receivership
----------------------------------

     None.

Item 4. Changes in Accountants
------------------------------

     Holben, Boak, Cooper & Co., formerly independent accountants for the Registrant, resigned as auditor on December 3, 1997 due to the pending dissolution of the accounting firm.

     No audits have been completed for the last two fiscal years due to inadequate cash flow; however, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant, would have caused him to make reference in connection with his report to the subject matter of the disagreement(s) had audits been performed.

Item 5. Other Events
--------------------

     None.

Item 6. Resignation of Directors
--------------------------------

     None.

Item 7. Financial Statements Pro Forma Financial & Exhibits
-----------------------------------------------------------

     Not applicable.

Item 8. Exhibits
----------------

     One, Exhibit "A", Holben, Boak, Cooper & Co. letter to Securities and Exchange Commission dated December 17, 1997.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ASPEN EXPLORATION CORPORATION




Date:  December 17, 1997                By: /s/  R. V. Bailey
                                           -------------------------------------
                                           R. V. Bailey, President